Supplement to the currently effective STATEMENTS OF ADDITIONAL INFORMATION

DWS Short Duration Fund – Class A

DWS Short-Term Municipal Bond Fund – Class A

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The following changes are effective until on or about February 11, 2019:

Effective until on or about February 11, 2019, the following disclosure replaces the existing similar disclosure contained in the “Class A Shares” sub-section of “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information:

Compensation Schedule #1: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3)
$250,000 to $4,999,999	1.00%(4)
$5,000,000 to $9,999,999	0.55%(4)(7)
$1 million to $2,999,999	0.85%(5) 1.00%(6)
$1 million to $4,999,999	1.00%(7)
$3 million to $49,999,999	0.50%(8)
$10 million to $49,999,999	0.50%(4)(7)
$50 million and greater	0.25%(9)

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.
(2)	Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.
(3)	Applicable to the following funds: DWS Fixed Income Opportunities Fund, DWS GNMA Fund, DWS Intermediate Tax-Free Fund, DWS Short Duration Fund, DWS Short Duration High Income Fund, DWS Short-Term Municipal Bond Fund and DWS Strategic High Yield Tax-Free Fund.
(4)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS Multisector Income Fund and DWS New York Tax-Free Income Fund.
(5)	Applicable to income funds except those noted in footnotes (3), (4) and (7).
(6)	Applicable to all equity funds except those in footnote (2).
(7)	Applicable to DWS Floating Rate Fund.
(8)	Applicable to all income and equity funds except for those noted in footnotes (4) and (7).
(9)	Applicable to all income and equity funds.

February 1, 2019
SAISTKR-01

Effective until on or about February 11, 2019, the following disclosure contained in the “Class A Purchases” section of “PART II: APPENDIX II-F — CLASS A AND CLASS T SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information is in effect with respect to the DWS Short Duration Fund:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****
*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DDI.

Effective until on or about February 11, 2019, the following disclosure relating to DWS Short-Term Municipal Bond Fund is added to the “Class A Purchases” section of “PART II: APPENDIX II-F — CLASS A AND CLASS T SALES CHARGE SCHEDULE” of Part II of the fund’s Statement of Additional Information:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.00%	2.04%	1.50%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 and over	0.00***	0.00***	0.00****
*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge.
****	Commission is payable by DDI.

Please Retain This Supplement for Future Reference

February 1, 2019
SAISTKR-01